UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 30, 2007

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The Shaw Group Inc., a Louisiana corporation (the "Company" or "Shaw"), entered into a Waiver dated as of August 30, 2007, which is described in more detail below, and a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference (the "Waiver"), with respect to that certain Credit Agreement dated April 25, 2005, among the Company, as borrower; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman Islands branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; Regions Bank as co-documentation agent, Merrill Lynch Pierce, Fenner & Smith, Incorporated, as co-documentation agent, the guarantors signatory thereto and the other lenders signatory thereto (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 28, 2005) (the "Credit Agreement"), as amended by Amendment No. 1 dated October 3, 2005 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 4, 2005) ("Amendment No. 1"), Amendment No. 2 dated February 27, 2006 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 28, 2006) ("Amendment No. 2"), Amendment No. 3 dated June 20, 2006 (previously filed as Exhibit 10.38 to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2006) ("Amendment No. 3), and Amendment No. 4 dated October 13, 2006 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 18, 2006) ("Amendment No. 4", and together with the Credit Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3, the "Amended Credit Agreement"). Capitalized terms not defined herein have the meanings specified in the Amended Credit Agreement.

As previously reported by the Company in its Current Report on Form 8-K filed on July 16, 2007, and in a corresponding press release of the same date, the Company and the Lenders entered into a Waiver dated as of July 16, 2007, (the "Second Waiver"), by and between the Company and the Agent (pursuant to authority granted by the Required Lenders) pursuant to which the Agent agreed to, (i) a further extension of the deadline for delivery of the February 28, 2007 Financial Statements under a Waiver dated April 16, 2007 (the "First Waiver"), and (ii) an extension of the deadline for delivery of its unaudited consolidated financial statements for the fiscal quarter ended May 31, 2007, required under Section 6.1(b) of the Amended Credit Agreement.

Despite the Company's efforts, the Company will be unable to meet the extended deadline provided for in the Second Waiver to furnish the Lenders the February 28, 2007 and May 31, 2007 Financial Statements and other information required under the Amended Credit Agreement, and its financial statements for the fiscal year ended August 31, 2006 and the first fiscal quarter of 2007 previously furnished to the Lenders could be determined to be in violation of certain covenants under the Amended Credit Agreement. Unless the Company obtains another waiver from the Lenders, the Company’s failure to furnish the Lenders its February 28, 2007 and May 31, 2007 Financial Statements, within the extended period under the Second Waiver, and its previously furnished financial statements for fiscal year ended August 31, 2006 and the first fiscal quarter 2007 would constitute a violation of certain debt covenants under the Amended Credit Agreement.

Because the Company will be unable to comply with the extended deadline for furnishing the February 28, 2007 and the May 31, 2007 Financial Statements provided for under the Second Wavier, and will be providing restatements of its financial statements for the fiscal year ended August 31, 2006 and the first fiscal quarter of 2007, the Company requested, and the Agent (acting with the written consent of the Required Lenders) under the Amended Credit Agreement agreed to, (i) a further extension of the deadline for delivery of the February 28, 2007 and May 31, 2007 Financial Statements under the Second Waiver, and (ii) a waiver of compliance with Section 6.1(a) and 6.1(b) of the Amended Credit Agreement to the extent that the Company’s financial statements for the fiscal year ended August 31, 2006, and the first fiscal quarter 2007 were not prepared in accordance with generally accepted accounting principles as in effect at such time.

In recognition of the foregoing, solely with respect to the Company’s fiscal quarters ended February 28, 2007, and May 31, 2007, and the Company’s previously furnished financial statements for the fiscal year ended August 31, 2006 and the first fiscal quarter 2007, the Company and the Agent (acting with the written consent of the Required Lenders) entered into the Waiver pursuant to which the Agent, on behalf of the Lenders, agreed to (i) waive compliance by the Company with the 45 day period set forth in Section 6.1(b) of the Amended Credit Agreement (and, in the case of the February 28, 2007 Financial Statements, as extended by the Second Waiver); and (ii) waive compliance with Section 6.1(a) and 6.1(b) of the Amended Credit Agreement to the extent that the Company’s financial statements for the fiscal year ended August 31, 2006, and the first fiscal quarter 2007 were not prepared in accordance with generally accepted accounting principles as in effect at such time, and the Company covenanted and agreed to furnish to the Lenders its unaudited consolidated financial statements required under Section 6.1(b) of the Amended Credit Agreement (and accompanied by the other certificates and information required under Sections 6.1(d), 6.1(k) and 6.1(l) of the Amended Credit Agreement), and its restatements for the fiscal year ended August 31, 2006 and the first fiscal quarter 2007 by November 30, 2007.

The Waiver became effective upon (i) execution by the Company and by the Agent; and (ii) payment by the Company of such fees and expenses as the Company shall have agreed to pay to any Lender or the Agent in connection with the Wavier (including, without limitation, legal fees and expenses of counsel to the Agent); provided that, the Waiver shall cease to be in effect if (but only if) (a) the Company fails to furnish to the Lenders the financial statements, certificates and information referred to above by November 30, 2007; or (b) the restatements of the Company’s financial statements referred to above reveal that the Company failed to satisfy any financial covenant during the related period or if such restatements of the Company’s financial statements are not furnished to the Lenders by November 30, 2007. The Company is making every effort to furnish the Lenders the required financial statements, certificates and other information and restatements referred to above by November 30, 2007.

The summary of the provisions of the Waiver is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed as an Exhibit to this Current Report on Form 8-K.

10.1 Waiver dated as of August 30, 2007, among the Company, as borrower; BNP Paribas, as administrative agent; in respect of that certain Credit Agreement dated April 25, 2005, as amended.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

September 5, 2007	By:	Clifton S. Rankin

Name: Clifton S. Rankin
Title: General Counsel and Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Waiver dated as of August 30, 2007, among the Company, as borrower; BNP Paribas, as administrative agent; in respect of that certain Credit Agreement dated April 25, 2005, as amended.